Fleet Status Report

February 2025

FOCUSED | VALUE DRIVEN | RESPONSIBLE

VALARIS DS-9

VALARIS

Valaris Limited Fleet Status Report February 18, 2025

New Contracts, Extensions and Other Updates Since Last Fleet Status Report
Contract Backlog
•Valaris has been awarded the following new contracts and contract extensions, with associated contract backlog of approximately $120 million, subsequent to issuing its previous fleet status report on October 30, 2024. Contract backlog excludes lump sum payments such as mobilization fees and capital reimbursements.
•Contract backlog decreased to approximately $3.6 billion from approximately $4.1 billion as of October 30, 2024.
Contract Awards
•600-day priced contract extension with TotalEnergies in the UK North Sea for jackup VALARIS Stavanger. The priced extension is expected to commence in the third quarter 2025 in direct continuation of the current program. The total contract value for the priced extension is over $75 million.
•100-day contract for jackup VALARIS 249 with BP offshore Trinidad. The contract is expected to commence in the first quarter 2026 in direct continuation of the rig’s previous program with another operator. The total contract value is approximately $16.8 million.
•One-well contract with Jadestone Energy offshore Australia for jackup VALARIS 247. The contract is expected to commence in March 2025 in direct continuation of the rig’s current program with another operator.
•Two-well priced option exercised by BP Indonesia for jackup VALARIS 106. The option period has an estimated duration of 80 days and is expected to commence in May 2025 in direct continuation of the existing firm program. The operating day rate is $95,000.
•Short-term bareboat charter agreement extensions through February 28, 2025, for jackups VALARIS 116, VALARIS 146 and VALARIS 250, which are leased to ARO Drilling (“ARO”). Valaris and ARO remain in discussions with Saudi Aramco regarding longer-term contract extensions for these rigs.
Other Fleet Status Updates
•The Company recently decided to retire three semisubmersibles from its fleet: VALARIS DPS-5, which has been idle since last working in third quarter 2024, as well as VALARIS DPS-3 and VALARIS DPS-6, which have been stacked for several years. The Company expects that these rigs will be removed from the global drilling supply and repurposed for alternative uses or scrapped.
•Jackup VALARIS 75 has been sold for $24 million. VALARIS 75 is a 25-year-old jackup that has been stacked in the U.S. Gulf for five years. As part of the purchase and sale agreement, future operations are restricted to the U.S. Gulf.

Valaris Limited Fleet Status Report February 18, 2025

Contract Backlog(1) (2) ($ millions)	2025	2026	2027+	Total	Contracted Days(1) (2)	2025	2026	2027+
Drillships	$866.8	$687.7	$390.1	$1,944.6	Drillships	2,281	1,567	740
Semisubmersibles	79.4	—	—	79.4	Semisubmersibles	359	—	—
Floaters	$946.2	$687.7	$390.1	$2,024.0	Floaters	2,640	1,567	740

HD - Harsh Environment	$315.4	$169.3	$129.9	$614.6	HD - Harsh Environment	2,213	1,102	784
HD & SD - Modern	245.3	171.0	111.1	527.4	HD & SD - Modern	1,897	1,133	718
SD - Legacy	56.5	68.3	46.2	171.0	SD - Legacy	624	730	508
Jackups	$617.2	$408.6	$287.2	$1,313.0	Jackups	4,734	2,965	2,010

Other(3)	$92.7	$114.1	$64.7	$271.5	Other(3)	1,222	1,460	1,540

Total	$1,656.1	$1,210.4	$742.0	$3,608.5	Total	8,596	5,992	4,290

ARO Drilling(4)					Average Day Rates(1) (2)	2025	2026	2027+
Owned Rigs	$313.4	$204.6	$606.9	$1,124.9	Drillships	$380,000	$439,000	$527,000
Leased Rigs	56.0	78.6	163.4	298.0	Semisubmersibles	221,000	—	—
Total	$369.4	$283.2	$770.3	$1,422.9	Floaters	$358,000	$439,000	$527,000

					HD - Harsh Environment	$143,000	$154,000	$166,000
					HD & SD - Modern	129,000	151,000	155,000
					SD - Legacy	91,000	94,000	91,000
					Jackups	$130,000	$138,000	$143,000

(1) Contract backlog, contracted days and average day rates as of February 18, 2025.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days may include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of February 18, 2025.
HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report February 18, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron	U.S. Gulf	Aug 22	Aug 25		Additional rate charged when MPD services provided. Expect approx. 20 days out of service for planned maintenance in 3Q25
VALARIS DS-17	GustoMSC P10000	2014	Equinor Equinor Equinor	Brazil Brazil Brazil	Sep 23 May 25 Sep 25	Apr 25 Aug 25 Dec 27	$447,000 $497,000
Contract includes MPD and additional services
Expect approx. 25 days out of service for customer required upgrades in 3Q25
Estimated total contract value ("TCV") of $498 million, inclusive of MPD, additional services and fees for mobilization and minor rig upgrades. Based on estimated duration of 852 days comprised of a 180-day standby period followed by a 672-day drilling program

VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. Gulf	Jun 24	Jun 26		Additional rate charged when MPD services provided. 1-year priced option
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies TotalEnergies	Brazil Brazil	Sep 24 Dec 24	Dec 24 Sep 25	$254,000 $400,000	Additional rate charged when MPD services provided Additional rate charged when MPD and additional services provided. ...
VALARIS DS-12	DSME 12000	2013	BP	Egypt	Jan 24	Mar 25		TCV of $136 million based on initial estimated duration of 320 days
VALARIS DS-10	Samsung GF12000	2017		Spain				Rig is warm stacked in Las Palmas, Spain
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Cyprus	Jul 22	Jan 26		Contract includes MPD services. One 6-month priced option remaining
VALARIS DS-8	Samsung GF12000	2015	Petrobras	Brazil	Dec 23	Dec 26	$428,000	Plus mobilization fee of approx. $30 million. Contract includes additional services
VALARIS DS-7	Samsung 96K	2013	Undisclosed	West Africa	Jun 24	Oct 26		TCV estimated to be $364 million based on initial estimated duration of 850 days
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Dec 24	Nov 27	$450,000	Plus mobilization fee of approx. $41 million. Contract includes MPD and additional services
Stacked
VALARIS DS-14	DSME 12000	2023		Spain
VALARIS DS-13	DSME 12000	2023		Spain
VALARIS DS-11	DSME 12000	2013		Spain
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 18, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012		U.S. Gulf				Valaris recently decided to retire the rig from its fleet. The company expects that the rig will be removed from the global drilling supply and repurposed for alternative uses or scrapped
VALARIS DPS-1	F&G ExD Millennium, Moored	2012	Woodside	Australia	Jan 24	Sep 25
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos	Australia	Jan 24	Jun 25
Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012		U.S. Gulf				Valaris recently decided to retire the rig from its fleet. The company expects that the rig will be removed from the global drilling supply and repurposed for alternative uses or scrapped
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010		U.S. Gulf				Valaris recently decided to retire the rig from its fleet. The company expects that the rig will be removed from the global drilling supply and repurposed for alternative uses or scrapped
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 18, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Heavy Duty - Harsh Environment Jackups
VALARIS Norway	KFELS N Class	2011	Eni Ithaca Energy	UK UK	Jan 24 Apr 25	Mar 25 Jan 26	VALARIS Norway substitutes for VALARIS 72 until the rig completes its current contract
								TCV of approx. $39 million based on estimated duration of 292 days. Expect up to 30 days out of service for mobilization / planned maintenance in 2Q25
VALARIS Stavanger	KFELS N Class	2011	TotalEnergies TotalEnergies	UK UK	May 24 Jul 25	Jun 25 Mar 27		TCV of approx. $52 million, including minor rig modifications, based on initial estimated duration of 360 days TCV of over $75 million based on 600-day priced extension. Two 200-day priced options
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Feb 25		Leased to ARO Drilling(4).
VALARIS 249	LT Super Gorilla	2001	Undisclosed Perenco Undisclosed BP Shell	Trinidad Trinidad Trinidad Trinidad Trinidad	Jul 24 Jan 25 Mar 25 Jan 26 Jun 26	Jan 25 Feb 25 Jan 26 May 26 Jun 27	$125,000 $163,000

Expect approx. 15 days out of service for maintenance in 1Q25

TCV of $16.8 million based on duration of 100 days
TCV of approx. $66 million based on estimated duration of 365 days. Three priced options with an estimated duration of 50 days each

VALARIS 248	LT Super Gorilla	2000	Ithaca Energy Hibiscus	UK UK	Aug 20 Jun 25	Apr 25 Sep 25		Expect approx. 50 days out of service for planned maintenance in 2Q25 TCV of $14.2 million based on estimated duration of 93 days
VALARIS 247	LT Super Gorilla	1998	Undisclosed Eni Jadestone	Australia Australia Australia	Jul 24 Dec 24 Mar 25	Dec 24 Mar 25 May 25	$180,000 $180,000	Plus mobilization and demobilization fees that cover moving and operating costs while the rig is in transit from/to the UK
VALARIS 123	KFELS Super A	2019	Shell TAQA	UK Netherlands	Jul 24 Feb 25	Feb 25 Oct 25	$153,000	TCV of approx. $21 million based on initial estimated duration of 154 days Operating day rate increases to approx. $163,000 in 2026. ...
VALARIS 122	KFELS Super A	2014	Shell	UK	Sep 23	Sep 25		TCV of over $60 million based on initial estimated duration of 500 days
VALARIS 121	KFELS Super A	2014	Shell Shell	UK UK	Nov 23 Jan 25	Jan 25 Feb 26
TCV of over $25 million based on initial estimated duration of 210 days
TCV of approx. $55 million based on estimated duration of 406 days. Expect approx. 30 days out of service for planned maintenance in 1Q26. Plus two 1-well priced options with an estimated duration of 120 days each

VALARIS 120	KFELS Super A	2013	Harbour Energy Harbour Energy	UK UK	Jul 23 Jul 25	Jul 25 Jul 28	$130,000 $166,000	Expect approx. 40 days out of service for planned maintenance in 3Q25
Stacked
VALARIS Viking	KFELS N Class	2010		UK
VALARIS 102	KFELS MOD V-A	2002		U.S. Gulf
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 18, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Heavy Duty - Modern Jackups(3)
VALARIS 118	LT 240-C	2012	BP BP	Trinidad Trinidad	Apr 24 Apr 25	Apr 25 Apr 28		TCV of approx. $51 million based on estimated duration of 365 days TCV of approx. $168 million based on duration of three years
VALARIS 117	LT 240-C	2009	Eni Eni	Mexico Mexico	Dec 21 Apr 25	Mar 25 Jan 26		TCV of approx. $36 million based on estimated duration of 300 days. One priced option with an estimated duration of 150 days
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Feb 25		Leased to ARO Drilling(4)
VALARIS 115	BM Pacific Class 400	2013	Shell	Brunei	Apr 23	Apr 27		TCV of approx. $159 million based on duration of four years
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 25		1-year priced option
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Mar 24	Mar 27		Leased to ARO Drilling(4)
VALARIS 107	KFELS MOD V-B	2006	Undisclosed ExxonMobil	Australia Australia	Mar 24 Nov 24	Oct 24 Nov 25	$150,000 $153,000	Two 180-day priced options
VALARIS 106	KFELS MOD V-B	2005	BP BP	Indonesia Indonesia	Jan 24 Apr 25	Jan 25 Aug 25	$85,000 $95,000	Expect approx. 90 days out of service for planned maintenance across 1Q25 and 2Q25 Priced options for work into 1Q26
Stacked
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 18, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Standard Duty - Modern Jackups(3)
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Feb 25		Leased to ARO Drilling(4)
VALARIS 144	LT Super 116-E	2010	Undisclosed Undisclosed	Angola Angola	Mar 25 May 25	Apr 25 Jun 27	Out of service for contract preparations and mobilization in 4Q24 and 1Q25. TCV of approx. $8.5 million based on estimated duration of 45 days
								TCV estimated to be between $149 million and $156 million, including a mobilization fee from the U.S. Gulf.
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 22	Aug 25		Leased to ARO Drilling(4)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(4)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Nov 25	Nov 30		Leased to ARO Drilling(4)
Stacked
VALARIS 148	LT Super 116-E	2013		UAE
VALARIS 147	LT Super 116-E	2013		UAE
VALARIS 145	LT Super 116-E	2010		U.S. Gulf
VALARIS 143	LT Super 116-E	2010		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 18, 2025

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Standard Duty - Legacy Jackups
VALARIS 92	LT 116-C	1982	Harbour Energy Shell	UK UK	Mar 24 Jun 25	Jun 25 Jun 27	$95,000	TCV of approx. $75 million based on duration of two years
VALARIS 72	Hitachi 300C	1981	Eni Eni	UK UK	Jan 20 Apr 25	Apr 25 Nov 27

Other - Managed Rigs
Thunder Horse	Deepwater Semisubmersible		BP	U.S. Gulf	Jan 24	Jan 27		TCV of approx. $153 million
Mad Dog	Deepwater Spar Drilling Rig		BP	U.S. Gulf	Jan 24	Jan 27		TCV of approx. $106 million
Sold
VALARIS 75	LT Super 116-C	1999		U.S. Gulf				Sold for $24 million
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 18, 2025

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 15 days out of service for planned maintenance in 1Q25
SAR 201	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 10 days out of service for planned maintenance in 3Q25 and approx. 100 days out of service for planned maintenance across 1Q26 and 2Q26
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 10 days out of service for planned maintenance in 1Q26
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26		Expect approx. 100 days out of service for planned maintenance across 3Q25 and 4Q25
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26		Expect approx. 15 days out of service for planned maintenance in 1Q25
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 10 days out of service for planned maintenance in 1Q26
Kingdom 1	LT 116-C	Saudi Aramco	Saudi Arabia	Nov 23	Nov 31
Kingdom 2	LT 116-C	Saudi Aramco	Saudi Arabia	Aug 24	Aug 32
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are reported to the nearest thousand and reflect the operating day rates charged to customers, excluding certain types of non-recurring revenues such as lump sum mobilization payments. Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited Fleet Status Report February 18, 2025

Out of Service Days (1)
Rig	Asset Category	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
VALARIS DS-18	Floater - Drillship			20
VALARIS DS-17	Floater - Drillship			25
VALARIS Norway	Jackup - Heavy Duty Harsh Environment		30
VALARIS 249	Jackup - Heavy Duty Harsh Environment	15
VALARIS 248	Jackup - Heavy Duty Harsh Environment		50
VALARIS 121	Jackup - Heavy Duty Harsh Environment					30
VALARIS 120	Jackup - Heavy Duty Harsh Environment			40
VALARIS 106	Jackup - Heavy Duty Modern	55	35

(1) Table shows expected out of service days for planned maintenance, e.g. special periodic surveys and contract preparation, excluding rigs undergoing reactivation projects. Excludes ARO owned rigs.

Valaris Limited
Fleet Status Report
February 18, 2025

2025
2026
2027
Rig
Q1
Q2
Q3
Q4
Drillships
VALARIS DS-18
VALARIS DS-17
VALARIS DS-16
VALARIS DS-15
VALARIS DS-12
VALARIS DS-10
VALARIS DS-9
VALARIS DS-8
VALARIS DS-7
VALARIS DS-4
VALARIS DS-14
VALARIS DS-13
VALARIS DS-11
Semisubmersibles
VALARIS DPS-1
VALARIS MS-1
Firm term or estimated duration of contracted wells
Unexercised priced options
Out of Service

VALARIS

Valaris Limited
Fleet Status Report
February 18, 2025

2025
2026
2027
Rig
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Heavy Duty Harsh Environment
VALARIS Norway
VALARIS Stavanger
VALARIS 250
VALARIS 249
VALARIS 248
VALARIS 247
VALARIS 123
VALARIS 122
VALARIS 121
VALARIS 120
VALARIS Viking
VALARIS 102
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
February 18, 2025

2025
2026
2027
Rig
Q1
Q2
Q3
Q4
Heavy Duty Modern
VALARIS 118
VALARIS 117
VALARIS 116
VALARIS 115
VALARIS 110
VALARIS 108
VALARIS 107
VALARIS 106
VALARIS 111
VALARIS 109
VALARIS 104
Standard Duty Modern
VALARIS 146
VALARIS 144
VALARIS 141
VALARIS 140
VALARIS 76
VALARIS 148
VALARIS 147
VALARIS 145
VALARIS 143
VALARIS 92
VALARIS 72
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
February 18, 2025

10
1
2
4
2
12
4
2
1
1
2
2
1
4
1
Drillship
Semisubmersible
Jackup

Note: Includes seven jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia (current and future lease contracts). Excludes nine jackup rigs owned by ARO Drilling and two rigs that Valaris manages on behalf of a customer.

Valaris Limited Fleet Status Report February 18, 2025

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and include the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts that are recognized during the contract term. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "outlook," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs and the attainment of requisite permits for such programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance and expected benefits of our joint ventures, including our joint venture with Saudi Aramco; timing of the delivery of the Saudi Aramco Rowan Offshore Drilling Company ("ARO") newbuild rigs and the timing of additional ARO newbuild orders; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, including inflation and recessions, trends and outlook; general political conditions, including political tensions, conflicts and war; cybersecurity attacks and threats; uncertainty around the use and impacts of artificial intelligence applications; impacts and effects of public health crises, pandemics and epidemics; future operations; ability to renew expiring contracts or obtain new contracts, including for VALARIS DS-13 and VALARIS DS-14; increasing regulatory complexity; targets, progress, plans and goals related to sustainability matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply, including as a result of reactivations and newbuilds; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our sustainability targets, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, volatility affecting the banking system and financial markets, inflation, tariffs and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; the use of artificial intelligence by us, third-party service providers or our competitors; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility, including in any return of capital plans; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.